FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
500 PLAZA DRIVE, SECAUCUS, NJ 07094, (201) 319-4000

SEMI-ANNUAL REPORT
MARCH 31, 1997
(UNAUDITED)



LETTER TO SHAREHOLDERS
FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

May 5, 1997

Dear Shareholders:

While the past six months continued to be a difficult period for small cap stocks, Fiduciary Management Associates-Growth Portfolio's investment returns surpassed those of the Russell 2000 Index, which measures the performance of small cap U.S. stocks. Shown below are the Portfolio's total returns for the most recent six- and twelve-month periods ending March 31, 1997, based on the net asset values. For comparison, we have also shown the returns for the S&P 500 Stock Index, a common measure of the broad stock market.


INVESTMENT RESULTS
                             TOTAL RETURNS FOR PERIODS
                                ENDED MARCH 31, 1997
                           6 MONTHS            12 MONTHS
                          ----------           ---------
FMA-GROWTH PORTFOLIO          0.22%               8.27%
RUSSELL 2000 INDEX            0.24%               5.11%
S&P 500 STOCK INDEX          11.24%              19.82%


REVIEW OF INVESTMENT STRATEGY
Throughout the past six months, the Portfolio has benefited from many of the investment strategies implemented during 1995 and 1996. We continue to underweight technology holdings relative to the Portfolio's benchmark, the Russell 2000 Index. However, given the tremendous sell-off in the technology sector that took place in the first quarter of 1997, we are now looking at the sector very closely for the first time in over nine months.

The Portfolio continued to overweight energy holdings relative to the Russell 2000. In addition to the offshore drilling operators which we have owned for some time, we have recently added two new holdings in the oil tanker market. We see a tightening in the demand/supply for oil tankers similar to the demand crunch faced by drilling rig operators over the last two years. Both OMI Corporation and Knightsbridge Tankers are likely beneficiaries of this trend. We continue to feel confident about the prospects for the U.S. refining business and have increased our exposure to Valero Energy.

Within the retail sector, we continue to like Tommy Hilfiger, Nine West, and Timberland. One addition to the portfolio in this area is Stride Rite Corporation. We believe they are in the midst of a turnaround, and both the Stride Rite and Keds brands are being reintroduced into the marketplace. In addition, Stride Rite has been awarded the Tommy Hilfiger footwear license for men and boys. The launch of this line is currently ahead of schedule.

We are also quite bullish on the retail end of the automotive sector and believe that Cross-Continent Auto Retailers will benefit as the automobile industry consolidates, bringing tremendous cost savings and efficiency. On a related note, we are also bullish on the automobile rental market which is also going through tremendous change. While car makers are exiting the business to focus more on manufacturing, rental companies are being bought by financial entrepreneurs with experience making money through inventory yield management and greater general efficiency. As a result, the rental industry had a 6% price increase in the first quarter of 1997, the first major increase in several years. We believe Team Rental Group (Budget) will be a major beneficiary of these changes.

OUTLOOK
The market continues to benefit from modest economic growth and modest inflation. Companies reporting better than average earnings are gaining attention in the marketplace, driving market valuations higher.

Looking forward, our outlook for the U.S. economy and equities remains positive. However, an increase in interest rates would put some pressure on price/earning ratios, which means that stocks with higher P/Es could become vulnerable. As a result, we continue to focus on the underlying earnings of each company, working to avoid the risk of unsustainable valuations.

We remain enthusiastic about the growth potential of small cap stocks. After underperforming large cap stocks in 1994, 1995, 1996 and 1997 year-to-date, we believe that small cap stocks offer very attractive valuations on a relative basis. We are hopeful that the relative value of small cap issues will soon be recognized in the marketplace.


1



                             FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

Thank you for your continued interest in the FMA Growth Portfolio. We look forward to reporting to you on future market activity and Portfolio investment results.

Sincerely,

Alden M. Stewart
Chairman and President

Randall E. Haase
Vice President


2



TEN LARGEST HOLDINGS
MARCH 31, 1997 (UNAUDITED)
FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

COMPANY                                      VALUE        PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Nine West Group, Inc.                    $ 5,490,825                 4.0%
OMI Corp.                                  5,421,975                 3.9
Team Rental Group, Inc.                    4,061,400                 3.0
Continental Airlines, Inc. Cl.B            3,529,687                 2.6
Knightsbridge Tankers Ltd.                 3,312,550                 2.4
Industrie Natuzzi S.p.A. (ADR)             3,266,100                 2.4
Parker Drilling Co.                        3,180,825                 2.3
Millicom International Cellular, S.A.      3,032,788                 2.2
Valero Energy Corp.                        3,000,937                 2.2
Rowan Cos., Inc.                           2,995,550                 2.2
                                         $37,292,637                27.2%


3



PORTFOLIO OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)
FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-99%
CONSUMER PRODUCTS & SERVICES-34.8%
AIRLINES-5.3%
Alaska Air Group, Inc. (a)                       59,900      $ 1,534,937
America West Holding Corp. Cl.B (a)              64,300        1,004,688
Continental Airlines, Inc. Cl.B (a)             112,500        3,529,687
USAir Group, Inc. (a)                            48,900        1,198,050
                                                             -----------
                                                               7,267,362

APPAREL-8.6%
Jones Apparel Group, Inc. (a)                    30,800        1,143,450
Nine West Group, Inc. (a)                       122,700        5,490,825
Stride Rite Corp.                               154,400        2,316,000
Timberland Co. Cl.A (a)                          20,500          899,437
Tommy Hilfiger Corp. (a)                         36,700        1,917,575
                                                             -----------
                                                              11,767,287

AUTO & RELATED-4.7%
Miller Industries, Inc. (a)                     193,300        2,319,600
Team Rental Group, Inc. (a)                     193,400        4,061,400
                                                             -----------
                                                               6,381,000

BROADCASTING & CABLE-1.8%
Evergreen Media Corp. (a)                        83,400        2,434,238

COMMERCIAL SERVICES-0.8%
TeleSpectrum Worldwide, Inc. (a)                 89,000        1,056,875

CONTAINERS & PACKAGING-1.5%
Silgan Holdings, Inc. (a)                        81,400        2,035,000

COSMETICS & HOUSEHOLD PRODUCTS-0.4%
Playtex Products, Inc. (a)                       57,100          620,963

ENTERTAINMENT & LEISURE-1.1%
Florida Panthers Holdings, Inc. Cl.A (a)         54,400        1,475,600

RESTAURANTS & LODGING-4.3%
Interstate Hotels Co. (a)                        87,000        2,457,750
Studio Plus Hotels, Inc. (a)                     64,300        1,109,175
Suburban Lodges of America, Inc. (a)            127,700        2,298,600
                                                             -----------
                                                               5,865,525

RETAILING-5.3%
Circuit City Stores, Inc. (a)                   133,300        1,999,500
Cross-Continent Auto Retailers, Inc. (a)        113,200        2,065,900
Industrie Natuzzi S.p.A. (ADR) (b)              136,800        3,266,100
                                                             -----------
                                                               7,331,500

OTHER-1.0%
Equity Corp. International (a)                   65,900        1,383,900
                                                             -----------
                                                              47,619,250

BASIC INDUSTRIES-31.7%
BUILDING & RELATED-0.9%
Hughes Supply, Inc.                              38,800        1,265,850

CHEMICALS-6.0%
Crompton & Knowles Corp.                        137,900        2,689,050
Cytec Industries, Inc. (a)                       37,400        1,416,525
Hexcel Corp. (a)                                 81,500        1,436,438
International Specialty Products, Inc. (a)      124,300        1,553,750
Polymer Group, Inc. (a)                          85,489        1,132,729
                                                             -----------
                                                               8,228,492

ENVIRONMENTAL CONTROL-2.9%
American Disposal Services, Inc. (a)             63,920        1,134,580


4



FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
Superior Services, Inc. (a)                      69,200      $ 1,539,700
United Waste Systems, Inc. (a)                   35,500        1,322,375
                                                             -----------
                                                               3,996,655

FOREST PRODUCTS-0.9%
Buckeye Cellulose Corp. (a)                      43,500        1,294,125

METAL HARDWARE-6.6%
Bethlehem Steel Corp. (a)                       355,000        2,928,750
Century Aluminum Co.                             98,900        1,668,937
Gibraltar Steel Corp. (a)                        74,200        1,484,000
Steel Dynamics, Inc. (a)                         95,100        1,664,250
Titanium Metals Corp. (a)                        53,400        1,355,025
                                                             -----------
                                                               9,100,962

METALS & MINING-2.2%
Pegasus Gold, Inc. (a)                          170,200        1,382,875
Royal Oak Mines, Inc. (a)                       491,800        1,567,613
                                                             -----------
                                                               2,950,488

SURFACE TRANSPORTATION & SHIPPING-10.0%
Consolidated Freightways Corp. (a)              168,200        1,997,375
Genesee & Wyoming, Inc. Cl.A (a)                 46,900        1,489,075
Knightsbridge Tankers Ltd. (a)                  136,600        3,312,550
OMI Corp. (a)                                   556,100        5,421,975
Xtra Corp.                                       34,100        1,410,887
                                                             -----------
                                                              13,631,862

TEXTILE PRODUCTS-2.2%
Mohawk Industries, Inc. (a)                     142,900        2,983,038
                                                             -----------
                                                              43,451,472

TECHNOLOGY-13.9%
AEROSPACE & DEFENSE-1.7%
Doncasters Plc (ADR) (a) (c)                     73,500        1,424,062
Orbital Sciences Corp. Cl.A (a)                  67,800          934,369
                                                             -----------
                                                               2,358,431

COMPUTER PERIPHERALS-1.0%
Read-Rite Corp. (a)                              56,600        1,429,150

COMPUTER SOFTWARE & SERVICES-2.1%
Comverse Technology, Inc. (a)                    53,300        2,105,350
HMT Technology Corp. (a)                         57,400          703,150
                                                             -----------
                                                               2,808,500

ELECTRONICS-4.1%
Apogee Enterprises, Inc.                         76,800        1,516,800
BMC Industries, Inc.                             40,400        1,141,300
Harman International Industries, Inc.            65,900        2,207,650
Kent Electronics Corp. (a)                       31,600          726,800
                                                             -----------
                                                               5,592,550

TELECOMMUNICATIONS-4.2%
ICG Communications, Inc. (a)                     64,653          735,428
Millicom International Cellular, S.A. (a) (d)    73,300        3,032,788
Telephone and Data Systems, Inc.                 52,800        2,026,200
                                                             -----------
                                                               5,794,416

OTHER-0.8%
Synetic, Inc. (a)                                23,100        1,091,475
                                                             -----------
                                                              19,074,522

ENERGY-9.3%
OIL & GAS SERVICES-9.3%
Costilla Energy, Inc. (a)                       113,100        1,639,950
KCS Energy, Inc.                                 46,300        1,522,113
Parker Drilling Co. (a)                         379,800        3,180,825
Rowan Cos., Inc. (a)                            132,400        2,995,550
Southern Union Co. (a)                           16,600          379,725
Valero Energy Corp.                              82,500        3,000,937
                                                             -----------
                                                              12,719,100

HEALTH CARE-4.7%
BIOTECHNOLOGY-1.1%
Human Genome Sciences, Inc. (a)                  22,800          741,000
Medimmune, Inc. (a)                              58,100          798,875
                                                               1,539,875


5



PORTFOLIO OF INVESTMENTS (CONTINUED)
FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

COMPANY                                          SHARES          VALUE
-------------------------------------------------------------------------
DRUGS, HOSPITAL SUPPLIES & MEDICAL
  SERVICES-3.6%
GelTex Pharmaceuticals, Inc. (a)                125,500       $2,666,875
National Surgery Centers, Inc. (a)               52,400        1,519,600
Regeneron Pharmaceuticals, Inc. (a)              89,100          712,800
                                                             -----------
                                                               4,899,275
                                                             -----------
                                                               6,439,150

FINANCIAL SERVICES-2.7%
FINANCE-1.2%
Aames Financial Corp.                            32,000          648,000
Firstfed America Bancorp, Inc. (a)               77,000        1,049,125
                                                             -----------
                                                               1,697,125

REAL ESTATE-1.5%
Taubman Centers, Inc.                           157,100        2,042,300
                                                             -----------
                                                               3,739,425

DIVERSIFIED-1.6%
International Alliance Services, Inc. (a)       181,400        1,814,000
International Alliance warrants,
  expiring 1/01/49 (a)                          191,000          378,562
                                                             -----------
                                                               2,192,562


                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)           VALUE
-------------------------------------------------------------------------
RESTRICTED SECURITIES & PRIVATE
  PLACEMENTS-0.3%
Menlo Ventures III, A Limited
  Partnership (a) (e)                         1,000,000     $     88,919
Oak Investment Partners III (a) (e)           2,000,000          217,452
Oscco II, A Limited Partnership (a) (e)         750,000           10,391
RCS II, A Limited Partnership (a) (e)         1,000,000           62,752
                                                            ------------
                                                                 379,514

Total Common Stocks & Other Investments
  (cost $133,492,529)                                        135,614,995

SHORT-TERM DEBT SECURITIES-1.6%
Student Loan Marketing Association
  6.48%, 4/01/97
  (amortized cost $2,200,000)                    $2,200        2,200,000

TOTAL INVESTMENTS-100.6%
  (cost $135,692,529)                                        137,814,995
Other assets less liabilities-(0.6%)                            (896,340)

NET ASSETS-100%                                             $136,918,655


(a)   Non-income producing security.
(b)   Country of origin--Italy.
(c)   Country of origin--United Kingdom.
(d)   Country of origin--Luxembourg.
(e)   Restricted and illiquid securities, valued at fair value
    (see Notes A & D).

     Glossary:
     ADR - American depository receipt

     See notes to financial statements.


6



STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1997 (UNAUDITED)
FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $135,692,529)         $137,814,995
  Cash                                                                 180,986
  Receivable for investment securities sold                             66,948
  Dividends receivable                                                  43,186
  Total assets                                                     138,106,115

LIABILITIES
  Payable for investment securities purchased                          792,589
  Advisory fee payable                                                 256,725
  Accrued expenses                                                     138,146
  Total liabilities                                                  1,187,460

NET ASSETS                                                        $136,918,655

COMPOSITION OF NET ASSETS
  Shares of beneficial interest, at par                           $     51,486
  Additional paid-in capital                                       120,793,168
  Accumulated net investment loss                                     (367,806)
  Accumulated net realized gain                                     14,319,341
  Net unrealized appreciation of investments                         2,122,466
                                                                  $136,918,655

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (based on 5,148,571 shares of beneficial interest outstanding)        $26.59


See notes to financial statements.


7



STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 1997 (UNAUDITED)
FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                              $219,258
  Dividends                                              199,355   $   418,613

EXPENSES
  Advisory fee                                           568,132
  Administrative                                          59,500
  Custodian                                               59,328
  Audit and legal                                         52,103
  Trustees' fees                                          14,000
  Transfer agency                                         11,396
  Printing                                                 8,396
  Registration                                             4,573
  Miscellaneous                                            8,991
  Total expenses                                                       786,419
  Net investment loss                                                 (367,806)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investment transactions                      16,993,634
  Net change in unrealized appreciation of investments             (14,918,905)
  Net gain on investments                                            2,074,729

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $ 1,706,923


See notes to financial statements.


8



STATEMENT OF CHANGES
IN NET ASSETS                FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

                                                 SIX MONTHS ENDED
                                                   MARCH 31,1997    YEAR ENDED
                                                    (UNAUDITED)    SEP. 30,1996
                                                  --------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                              $   (367,806)  $   (577,222)
  Net realized gain on investment transactions       16,993,634     51,214,394
  Net change in unrealized appreciation of
    investments                                     (14,918,905)    (1,028,571)
  Net increase in net assets from operations          1,706,923     49,608,601

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments                  (51,863,971)   (21,476,505)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net increase                                       26,635,170      4,173,519
  Total increase (decrease)                         (23,521,878)    32,305,615

NET ASSETS
  Beginning of year                                 160,440,533    128,134,918
  End of period                                    $136,918,655   $160,440,533


See notes to financial statements.


9



NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1997 (UNAUDITED)
FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Fiduciary Management Associates - Growth Portfolio (the "Fund"), which is a Massachusetts business trust, is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on national securities exchanges are valued at the last reported sales price, or, if no sale occurred, at the mean of the bid and ask price at the regular close of the New York Stock Exchange. Over-the-counter securities not traded on national securities exchanges are valued at the mean of the closing bid and asked price. Securities which mature in 60 days or less are valued at amortized cost which approximates market value. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their sale) are valued at their fair value as determined in good faith by the Board of Trustees. In determining fair value, consideration is given to cost, operating, and other financial data.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis.

4. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.


NOTE B: ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at a quarterly rate equal to .1875 of 1% (approximately .75 of 1% on an annual basis) of the net assets of the Fund valued on the last business day of the previous quarter. Pursuant to the advisory agreement, the Fund paid $59,500 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended March 31, 1997.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $9,130 for the six months ended March 31, 1997.

Brokerage commissions paid on investment transactions for the six months ended March 31, 1997 amounted to $507,771, none of which was paid to affiliated brokers.


NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $161,404,091 and $175,612,397, respectively, for the six months ended March 31, 1997. There were no purchase or sales of U.S. government and government agency obligations for the six months ended March 31, 1997. At March 31, 1997, the cost of securities for federal income tax purposes was $136,963,393. Accordingly, gross unrealized appreciation of investments was $9,916,784 and gross unrealized depreciation of investments was $9,065,182 resulting in net unrealized appreciation of $851,602.


10



FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

NOTE D: RESTRICTED SECURITIES

                                                 DATE
                                               ACQUIRED         COST
                                              ----------    ----------
Menlo Ventures III, A Limited Partnership       7/28/83     $  371,161
Oak Investment Partners III                     9/28/83      1,394,521
Oscco II, A Limited Partnership                 2/16/84        617,218
RCS II, A Limited Partnership                  12/29/82        147,462
                                                            ----------
                                                            $2,530,362


The securities shown above are restricted and illiquid and have been valued at fair value in accordance with procedures described in Note A.

The value of these securities at March 31, 1997 was $379,514 represents 0.3% of net assets.


NOTE E: SHARES OF BENEFICIAL INTEREST
There is an unlimited number of $0.01 par value shares of beneficial interest authorized. Transactions in shares were as follows:

                                SHARES                        AMOUNT
                    ----------------------------  -----------------------------
                    SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED   YEAR ENDED
                     MARCH 31,1997     SEP. 30,    MARCH 31,1997       SEP. 30,
                       (UNAUDITED)       1996        (UNAUDITED)         1996
                      -------------  -----------  ---------------  ------------
Shares sold                51,304       31,000     $  1,936,571    $ 1,145,925
Shares issued in
  reinvestment of
  distributions         1,948,769      736,943       51,759,317     21,430,299
Shares redeemed          (965,887)    (548,790)     (27,060,718)   (18,402,705)
Net increase            1,034,186      219,153     $ 26,635,170    $ 4,173,519


11



FINANCIAL HIGHLIGHTS
FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                             SIX MONTHS
                                                ENDED
                                              MARCH 31,                       YEAR ENDED SEPTEMBER 30,
                                                 1997      --------------------------------------------------------------
                                             (UNAUDITED)       1996         1995         1994         1993         1992
                                            -------------  ----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $39.00         $32.90       $29.94       $31.29       $27.41       $30.93

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (.07)(a)       (.14)        (.07)        (.20)        (.10)        (.07)
Net realized and unrealized gain (loss)
  on investments                                 .14          11.75         7.51         (.93)        7.29        (2.24)
Net increase (decrease) in net asset
  value from operations                          .07          11.61         7.44        (1.13)        7.19        (2.31)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-            -0-          -0-          -0-          -0-        (.07)
Distributions from net realized gains         (12.48)         (5.51)       (4.48)        (.22)       (3.31)       (1.14)
Total dividends and distributions             (12.48)         (5.51)       (4.48)        (.22)       (3.31)       (1.21)
Net asset value, end of period                $26.59         $39.00       $32.90       $29.94       $31.29       $27.41

TOTAL RETURN
Total investment return based on net
  asset value (b)                                .22%         41.04%       30.94%       (3.63)%      27.79%       (7.52)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $136,919       $160,441     $128,135     $106,435     $138,932     $129,188
Ratio of expenses to average net assets          .99%(c)       1.05%        1.11%         .98%         .97%         .92%
Ratio of net investment loss to average
  net assets                                    (.46)%(c)      (.40)%       (.26)%       (.42)%       (.31)%       (.19)%
Portfolio turnover rate                          106%           194%         159%         116%         100%         122%
Average commission rate (d)                   $.0538         $.0598           --           --           --           --


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

(c)  Annualized.

(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.


12



FIDUCIARY MANAGEMENT ASSOCIATES - GROWTH PORTFOLIO
_______________________________________________________________________________

BOARD OF TRUSTEES
JOHN D. CARIFA, CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
ALDEN M. STEWART, PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
RANDALL E. HAASE, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


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